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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549



                                   FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 30, 1996



                              INTERCO INCORPORATED
                              --------------------
               (Exact name of Registrant as specified in charter)



                                      I-91                      43-0337683
Delaware                          -----------                 -------------
--------------------------        (Commission                 (IRS Employer
(State of Incorporation)          File Number             Identification Number)



                101 South Hanley Road, St. Louis, Missouri 63105
                ------------------------------------------------
                    (Address of principal executive offices)



                                 (314) 863-1100
                                 --------------
                        (Registrant's telephone number)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements, pro forma financial information and exhibits are filed as parts of this report.

(c)  EXHIBITS.

     99(a)  Press release dated January 30, 1996.

     99(b)  Press release dated January 30, 1996.


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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




January 31, 1996
                                    INTERCO INCORPORATED


                                    BY:  /s/ Steven W. Alstadt
                                         ----------------------------------
                                         Steven W. Alstadt
                                         Controller and Chief Accounting Officer


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                                 EXHIBIT INDEX


99(a)  Press release dated January 30, 1996.

99(b)  Press release dated January 30, 1996.